UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2019

The Boston Beer Company, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	001-14092	04-3284048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Design Center Place, Suite 850, Boston, MA	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 368-5000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock. $0.01 par value	SAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously reported on its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 3, 2019 (the “Original Report”), The Boston Beer Company, Inc. (“Boston Beer”), completed its previously announced acquisition of Dogfish Head Brewery and various related operations (the “Transaction”). The Transaction was effected through the acquisition of all of the equity interests held by certain private entities in Off-Centered Way LLC (“Off-Centered Way”), the parent holding company of the Dogfish Head Brewery and related operations. Off-Centered Way, through its subsidiaries, owns all of the Dogfish Head branded business operations, which include a brewery, two restaurants, a distillery and a boutique inn.

For a description of the Transaction and the related agreements, see Boston Beer’s Current Report on Form 8-K filed with the SEC on May 9, 2019.

This Current Report on Form 8-K/A is being filed by Boston Beer solely for the purpose of amending and supplementing the Original Report to provide the financial statements and pro forma financial information relating to the Transaction required by Items 9.01(a) and (b) of Form 8-K, respectively.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired. The audited financial statements of Off-Centered Way LLC and Subsidiaries as of and for the year ended December 31, 2018 and 2017 are included herein and filed herewith as Exhibit 99.1. The unaudited financial statements of Off-Centered Way LLC and Subsidiaries as of June 30, 2019 and for the six months ended June 30, 2019 and 2018 are included therein and filed herewith as Exhibit 99.2.

(b) Pro forma financial information. The unaudited pro forma combined financial information of Boston Beer and Off-Centered Way LLC and Subsidiaries as of and for the twenty-six weeks ended June 29, 2019 and the year ended December 29, 2018 are included herein and filed herewith as Exhibit 99.3.

(c) Exhibits.

23.1	Consent of RSM US LLP, Independent Registered Public Accounting Firm

23.2	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm

23.3	Opinion of Grant Thornton LLP, Independent Registered Public Accounting Firm

99.1	Audited Financial Statements of Off-Centered Way LLC and Subsidiaries for the years ended December 31, 2018 and 2017 and Independent Auditors Report thereon

99.2	Unaudited Interim financial statements of Off-Centered Way LLC and Subsidiaries for the six months ended June 30, 2019 and the six months ended June 30, 2018

99.3	Unaudited pro forma combined financial information of Boston Beer and Off-Centered Way LLC and Subsidiaries as of and for the twenty-six weeks ended June 29, 2019 and the year ended December 29, 2018

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc. (Registrant)

Date: September 13, 2019	/s/ Frank H. Smalla
Frank H. Smalla
Chief Financial Officer